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                                                                 EXHIBIT 10.1


                              SEVENTH AMENDMENT TO
                                CREDIT AGREEMENT


     THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of September 19, 2000 is entered into between ZENITH NATIONAL INSURANCE CORP. (the "Company") and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Bank").

                               W I T N E S S E T H

     WHEREAS, the Company and the Bank are parties to that certain Credit Agreement dated as of July 24, 1997 (as amended, herein called the "Credit Agreement"; terms used but not otherwise defined herein are used herein as defined in the Credit Agreement); and

     WHEREAS, the Company and the Bank desire to amend the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Company and the Bank hereby agree as follows:

     SECTION 1. AMENDMENTS.

     Subject to and upon the terms and conditions hereof and in reliance on the Company's warranties set forth in SECTION 2 below, as of the date hereof the Credit Agreement is amended as follows:

          (a) Clause (b) of the definition of "Applicable Margin" set forth in
     SECTION 1.1 of the Credit Agreement shall be amended by deleting the reference to ".475%" therein and replacing it with ".65%";

          (b) The definition of "Tranche A Termination Date" set forth in
     SECTION 1.1 of the Credit Agreement shall be amended by deleting the reference to "September 19, 2000" contained therein and replacing it with "September 18, 2001";

          (c) Clause (b) of SECTION 2.9 of the Credit Agreement shall be amended by deleting the reference to ".10%" and replacing it with ".30%";

          (d) SECTION 7.10 of the Credit Agreement shall be amended by deleting the reference to "$140,000,000" and replacing it with "$200,000,000";


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          (e) SECTION 7.11 of the Credit Agreement shall be amended by deleting the reference to ".40" and replacing it with ".30"; and

          (f) SECTION 7.13 of the Credit Agreement is hereby amended by deleting the reference to "2.00" and replacing it with "3.00."

     SECTION 2. WARRANTIES.

     To induce the Bank to enter into this Amendment, the Company warrants to the Bank as of the date hereof that:

          (a) After giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date).

          (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          (c) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable. The Credit Agreement as modified by this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with the Credit Agreement's terms, without defense, counterclaim or offset.

     SECTION 3. EFFECTIVENESS.

     This Amendment shall be effective upon payment of a $10,000 amendment fee and the delivery of the following:

          (a) This Amendment, duly executed by the Company and the Bank.

          (b) Certified resolutions of the Company in form satisfactory to the Bank, authorizing the execution, delivery and performance of this Amendment.

          (c) An incumbency certificate of the Company, in form satisfactory to the Bank, including signatures of those officers executing this Amendment.


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     SECTION 4. GENERAL.

          (a) As hereby modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          (b) The Company acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to execute similar modifications under the same or similar circumstances in the future.

          (c) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     Delivered at Chicago, Illinois, as of the date and year first above written.

                                     BANK OF AMERICA, N.A.



                                     By: /s/ GARY R. PEET
                                        ----------------------------------------
                                     Name:   Gary R. Peet
                                     Title:  Managing Director


                                     ZENITH NATIONAL INSURANCE CORP.



                                     By: /s/ STANLEY R. ZAX
                                        ----------------------------------------
                                     Name:   Stanley R. Zax
                                     Title:  Chairman and President